SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant [ X ]

Filed by a Party other than the registrant [ ]

Check the appropriate box:

[ ]	Preliminary proxy statement.
[ ]	Definitive proxy statement.
[X]	Definitive additional materials.
[ ]	Soliciting material under Rule 14a-12.
[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a b(e)(2))

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett Multi-Asset Balanced Opportunity Fund

Lord Abbett Multi-Asset Growth Fund

Lord Abbett Multi-Asset Income Fund

Lord Abbett Total Return Fund

Lord Abbett Research Fund, Inc.

Lord Abbett Small Cap Value Fund

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett International Core Equity Fund

Lord Abbett Value Opportunities Fund

__________________________________________________

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

[   ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

______________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

______________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

______________________________________________________________________________

5)	Total fee paid:

___________________________________________________________________________

[   ]       Fee paid previously with preliminary materials.

[   ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount Previously Paid:

______________________________________________________________________________

2) Form, Schedule or Registration Statement No.:

______________________________________________________________________________

3) Filing Party:

______________________________________________________________________________

4)	Date Filed:

______________________________________________________________________________

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PROXY VOTING

Proxy voting allows Lord Abbett Fund shareholders to take part in the approval process when a fund change is proposed. Shareholders can view active proxies and learn how to vote their proxies in the “Proxy Voting” section below. Shareholders can also view the voting decisions made by our fund managers for voting proxies of companies held by Lord Abbett funds by visiting the “Fund Voting Records” section below.

• Proxy Voting • Fund Voting Records

How to Execute Your Proxy Vote

The Lord Abbett Funds listed below have adjourned their special meeting of Shareholders until 11:00 a.m. on December 15, 2015, and Developing Growth and Small Cap Value have adjourned their special meeting of Shareholders until 9:00 a.m. on December 8, 2015 to allow continued participation. The proposals were approved for all other Funds at the November 5, 2015 special meeting of shareholders. Shareholders of the adjourning Funds can vote their proxies until the applicable meeting time by following the instructions below. Carefully read your Fund’s Proxy Statement before casting your vote. For additional information, refer to your Proxy Ballot or call us at 1-877-297-1747

Funds adjourning until December 15, 2105: Total Return, Fundamental Equity, International Core Equity, Value Opportunities, Alpha Strategy, Diversified Equity Strategy, Multi-Asset Balanced Opportunity, Multi-Asset Income and Multi-Asset Growth

Proxies Proxy Statement Deadline Funds Named Above Interfund Lending Proxy Statement

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Shares of Lord Abbett mutual funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Via the Internet

Access the internet address provided on your proxy card and follow the instructions. You will need the control number on your proxy card.

By Phone

Call the toll-free number provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

By Mail

Complete, sign and date your proxy card and mail it to the address shown on the card.

In Person

You can cast your proxy vote at the adjourned shareholder meeting described above at:

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 MEDIA RELATIONS CAREER OPPORTUNITIES CONTACT US PROXY VOTING

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Investors should carefully consider the investment objectives, risks, charges and expenses of the Lord Abbett Funds. This and other important information is contained in the fund's summary prospectus and/or prospectus. To obtain a prospectus or summary prospectus on any Lord Abbett mutual fund, you can click here or contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388. Read the prospectus carefully before you invest or send money.

Not FDIC-Insured. May lose value. Not guaranteed by any bank. Copyright © 2015 Lord, Abbett & Co. LLC. All rights reserved. Lord Abbett mutual funds are distributed by Lord Abbett Distributor LLC. For U.S. residents only.